                                    FORM 8-A

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  NELNET, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


NEBRASKA                                                     84-0748903
--------------------------------------------------------------------------------
(State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska             68508
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class               Name of each exchange on which
         to be so registered               each class is to be registered
         -------------------               -------------------------------

         Class A Common Stock,             New York Stock Exchange
         par value $0.01 per share

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]


Securities Act registration statement file number to which this form relates:
333-108070


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The information required by Item 202 of Regulation S-K is contained in the Registration Statement on Form S-1 (Reg. No. 333-108070) of Nelnet, Inc. (the "Registration Statement"), filed with the Securities and Exchange Commission on August 19, 2003, as amended on September 25, 2003, September 30, 2003, October 27, 2003, November 12, 2003 and November 24, 2003, under the caption "Description of Capital Stock," and is incorporated herein by reference.



ITEM 2.  EXHIBITS

         1. Form of Underwriting Agreement (incorporated herein by reference to Exhibit 1.1 to the Registration Statement)

         2. Second Amended and Restated Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registration Statement)


         3. Second Amended and Restated By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement)


         4. Form of Class A Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement)

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             NELNET, INC.


                                             By:  /s/  Michael S. Dunlap
                                                  ------------------------------
                                                  Name:   Michael S. Dunlap
                                                  Title:  Chairman and Co-Chief
                                                          Executive Officer


Dated:  December 8, 2003